Exhibit 10.2

FIRST AMENDMENT TO SALE-PURCHASE AGREEMENT

    THIS FIRST AMENDMENT TO SALE-PURCHASE AGREEMENT (this "Amendment"), is dated as of December 4, 2009 (the "Amendment Effective Date"), by and between UQM PROPERTIES, INC., a Colorado corporation ("Purchaser"), and HOLDEN PROPERTIES COLORADO II, LLC, a Minnesota limited liability company ("Seller").

RECITALS

    Seller and Purchaser are parties to that certain Sale-Purchase Agreement, dated as of November 4, 2009 (the "Existing Agreement"), pertaining to that certain improved real property commonly known as 4120 Specialty Place, Longmont, Colorado, as more particularly described in the Original Agreement (the "Property"). Any capitalized term used, but not defined, in this Amendment will have the meaning given to such term in the Existing Agreement.

    Seller and Purchaser desire to amend the Existing Agreement on the terms and conditions set forth herein.

      AGREEMENT

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Purchaser and Seller hereby agree as follows:
  Amendments to Existing Agreement.
    Supplementing Section 8.1 of the Existing Agreement, Seller shall deliver at the Closing the following:

    An assignment of all of Seller's right, title and interest in and to that certain Oil and Gas Lease, dated May 17, 1972, recorded August 4, 1972 among the real estate records of the Clerk and Recorder of Weld County, Colorado in Book 673 at Reception No. 1595016, as previously amended or assigned. Such assignment shall be substantially in the form received by Seller upon Seller's purchase of the Property.

    A termination of that certain Lease between Seller, as lessor, and Holden Direct Marketing Group, Inc., as lessee, and the Memorandum thereof recorded May 31, 2007 among the real estate records of the Clerk and Recorder of Weld County, Colorado at Reception No. 3479641, in form and substance sufficient for the Title Company to omit any exception as to such lease or memorandum in Purchaser's title insurance policy for the Property.

    Purchaser shall receive from Seller at Closing a credit against the Purchase Price in the amount of $10,000.

  Purchaser's Notice. This Amendment will constitute Purchaser's Notice, that Purchaser has elected to proceed forward with the Closing pursuant to clause (a) of Section 19.1 of the Existing Agreement.

  Ratification of Existing Agreement. Except as expressly amended pursuant to the terms of this Amendment, the Existing Agreement shall remain in full force and effect in accordance with its original terms, and the Existing Agreement, as amended pursuant to this Amendment, is hereby ratified by Purchaser and Seller. From and after the date hereof, references in the Existing Agreement to "this Agreement" shall be deemed to be references to the Existing Agreement, as amended by this Amendment.. In the event of a conflict between the terms of the Existing Agreement and the terms of this Amendment, the terms of this Amendment shall control.

  Electronic Delivery; Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which when taken together, shall constitute a whole. This Amendment shall be fully executed when each party whose signature is required has executed at least one counterpart notwithstanding that all parties have not executed the same counterpart. The parties agree that signatures to this Amendment transmitted by facsimile or electronic mail delivery shall be binding as if they were original signatures.

[Signatures on Following Page]

IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the Amendment Effective Date.

Seller:
HOLDEN PROPERTIES COLORADO II, LLC,a Minnesota limited liability company

By:	/s/ GEORGE T. HOLDEN
Name: George T. Holden
Title: Chief Manager

Purchaser:
UQM PROPERTIES, INC., a Colorado corporation

By:
Name:
Title:

IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the Amendment Effective Date.

Seller:
HOLDEN PROPERTIES COLORADO II, LLC,a Minnesota limited liability company

By:
Name:
Title:

Purchaser:
UQM PROPERTIES, INC., a Colorado corporation

By:	/s/ WILLIAM G. RANKIN
Name: William G. Rankin
Title: President